Exhibit 99.1

Frederic H. Moll, M.D.

February 14, 2020

Domenic Serafino

Chief Executive Officer and Director

235 Yorkland Boulevard

Suite 900

Toronto, ON M2J 4Y8

dom@venus concept.com

Scott Barry

EW Healthcare Partners

280 Park Avenue, 27th FL East

New York, NY 10017

sbarry@ewhealthcare.com

Dear Domenic & Scott,

Effective immediately, I hereby tender my resignation from the Board of Directors of Venus Concept. I wish you the very best with the company and the team continued success.

Sincerely,

/s/ Frederic Moll

Frederic Moll

1SO Shoreline Drive    I    Redwood City    I    California    I    94065